GLOBAL EAGLE ACQUISITION CORP.,

FOUNDED BY HARRY SLOAN AND JEFF SAGANSKY,

ANNOUNCES ACQUISITION OF ROW 44, INC. AND

APPROX. 86% STAKE IN ADVANCED INFLIGHT ALLIANCE AG.

TRANSACTION VALUED AT APPROXIMATELY $430 MILLION

Creating largest integrated entertainment platform for the global airline industry

Combined Company to be Renamed Global Eagle Entertainment Inc.

All major Row 44 and AIA shareholders rolling equity into transaction

Leading institutional investors committing $71.25 million equity backstop

Transaction valued at 6x projected consolidated 2014 Adjusted EBITDA*

Investor conference call scheduled for 4:30pm, Thursday, November 8, 2012

Los Angeles, CA – November 8, 2012 – Global Eagle Acquisition Corp. (NASDAQ: EAGL; EAGLW; EAGLU) (Global Eagle) today announced the signing of definitive agreements under which Global Eagle will acquire Row 44, Inc. (Row 44) and approximately 86% of the issued and outstanding shares of Frankfurt-listed Advanced Inflight Alliance AG (GR: DVN1) (AIA) to create the largest entertainment and connectivity platform for the worldwide airline industry. AIA is the leading supplier of games, movies, general entertainment and applications to the airline industry, serving more than 130 airlines worldwide. Row 44 is a leading satellite-based broadband service provider to the global airline industry, with its inflight entertainment connectivity system currently installed on more than 400 aircraft that operate over land and sea worldwide.

Global Eagle is a special purpose acquisition company which raised approximately $190 million in its initial public offering in May 2011. Global Eagle's founders, Harry Sloan and Jeff Sagansky, believe that this marriage of content, connectivity and capital will create a superior platform to exploit the rapidly expanding global airline industry as it increasingly focuses on the in-cabin entertainment experience and other ancillary revenue opportunities. Following the closing, Global Eagle will own 100% of the equity of Row 44 and approximately 86% of the issued and outstanding shares of AIA, and be renamed Global Eagle Entertainment Inc. Global Eagle intends to apply to list its shares of common stock on the Nasdaq Stock Market under the symbol “ENT.”

Global Eagle is purchasing the AIA shares from PAR Investment Partners, L.P. (PAR), which is also a major shareholder of Row 44. AIA separately will retain its listing on the Frankfurt Stock Exchange (with trading of its shares in Deutsche Borse’s Xetra trading system), with approximately 14% of the shares held by public shareholders.

In support of this transaction, Global Eagle has arranged for leading institutional investors, including PAR, to purchase 7.125 million shares of common stock of Global Eagle to the extent any public stockholders of Global Eagle redeem their shares. In the event there are no redemptions or less than 7.125 million public shares are redeemed, the backstop investors also have an option to purchase up to a total of 7.125 million shares. The shares of common stock that PAR will receive pursuant to the Backstop Agreement may include shares of voting and non-voting Global Eagle common stock.

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In making the announcement, Harry Sloan, Chairman and CEO of Global Eagle, stated, “By combining AIA's access to the installed inflight entertainment market with Row 44's wi-fi to mobile device capability, Global Eagle has potential access to 100% of the airline passenger experience, creating an addressable market as large as the global airline industry. This is exactly the kind of worldwide digital media opportunity we’ve been seeking for Global Eagle since our IPO; and this is also a platform for Jeff and me to utilize our media and content relationships and experience to drive expansion and enhancement of inflight content and programming around the world. ”

Edward L. Shapiro, a partner of PAR Capital Management and Chairman of the Board of Row 44 and Chairman of AIA’s Supervisory Board, who will become Chairman of Global Eagle Entertainment after the closing, stated, “We are extremely excited about this business combination. Row 44 and AIA are leaders in their respective industries and have highly complementary products and customer bases. With this transaction, not only will the two companies be able to enhance their offerings, but they will gain access to additional capital and relevant entertainment industry experience.”

Shapiro added, “I have had the privilege of working closely with the very talented Row 44 and AIA management teams and I look forward to continuing this work as we enter this next phase of accelerating industry adoption of wireless content delivery. I have known both Harry and Jeff for more than ten years and am eager to have them as partners as we build Global Eagle Entertainment into a leading global media company.”

All the members of Row 44 and AIA senior management teams, including John LaValle as CEO of Row 44 and Louis Belanger-Martin as CEO of AIA, will continue in their current positions under the new ownership structure.

Summary of Business Combination Transaction

Under the terms of the proposed business combination, Global Eagle will become the owner of all of the equity of Row 44 pursuant to the terms of the merger agreement entered into today. In addition, Global Eagle will become the owner of approximately 86% of the issued and outstanding shares of AIA pursuant to the terms of the Stock Purchase Agreement also entered into today with PAR.

Under the AIA Stock Purchase Agreement, Global Eagle will issue approximately 14,368,000 shares of non-voting common stock to PAR Capital for its 20,464,581 shares of AIA, representing a purchase price of EUR 5.50 per share and assuming a Euro to U.S. dollar exchange rate of 1.27655.

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Pursuant to the Row 44 Merger Agreement, at the closing, Global Eagle will issue approximately 25 million shares of common stock to the equity holders of Row 44 representing a total enterprise value consideration of $250 million, subject to adjustments as defined in the Merger Agreement. Preliminarily, these adjustments are expected to result in the issuance of approximately 22.5 million shares to the equity holders of Row 44 at closing, a payment of approximately $12 million in cash to PAR, as the first party to commit to a backstop agreement, and the assumption of certain warrants. PAR currently owns approximately 86% of the issued and outstanding shares of AIA and more than 40% of the issued and outstanding equity of Row 44. AIA currently owns approximately 13% of the issued and outstanding equity of Row 44.

Assuming no redemptions of Global Eagle stock by its public stockholders, the current stockholders of Global Eagle, the current owners of Row 44 (excluding PAR Capital and AIA), PAR and AIA (approximately 86% of which will be owned by Global Eagle) will hold approximately 39%, 17%, 39% and 5%, respectively, of the issued and outstanding shares of Global Eagle Entertainment Inc. common stock immediately following the closing.

The cash currently held in Global Eagle’s trust account will be used to fund any redemptions by public stockholders of Global Eagle of their common stock, accrued expenses and transaction expenses and fees, with any remaining cash being used for working capital and capital expenditures to facilitate growth and industry consolidation initiatives and other general corporate purposes.

The boards of directors of Global Eagle and Row 44 have unanimously approved the Row 44 Merger Agreement and the board of directors of Global Eagle and PAR have each approved the sale of PAR’s AIA shares. Completion of the transaction, which is expected to occur in January 2013, is subject to approval by Global Eagle and Row 44 stockholders, the expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, any applicable non-U.S. antitrust approvals and other customary closing conditions.

Citigroup is acting as lead capital markets advisor to Global Eagle, and BofA Merrill Lynch and Citigroup are providing financial advisory services to Global Eagle. RBC Capital Markets is providing advisory services to AIA. Seabury Group, LLC is providing advisory services to Row 44. Legal counsel to Global Eagle is McDermott Will & Emery LLP. Legal counsel to PAR are Goodwin Procter LLP and SJ Berwin. Legal counsel to Row 44 is Strategic Law Partners, LLP.

The description of the business combination contained herein is only a summary and is qualified in its entirety by reference to the definitive agreements relating to the transaction, copies of which will be filed by Global Eagle with the Securities and Exchange Commission (SEC) as exhibits to a Current Report on Form 8-K.

Conference Call Scheduled

Global Eagle will host a conference call to discuss the proposed business combination with the investment community on Thursday, November 8, 2012 at 4:30pm EST. Investors may participate in the conference call by dialing (800) 860-2442 toll free in the US, (866) 605-3852 toll free in Canada or (412) 858-4600 internationally. A replay will be available one hour after the end of the conference until 9:00am on November 16, 2012 by dialing (877) 344-7529 toll free in the US or (412) 317-0088 internationally and entering conference number 10021300.

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Additional information about the business combination will included by Global Eagle as an exhibit to a Current Report on Form 8-K that will be furnished to the Securities and Exchange Commission prior to the conference call. Interested parties should visit the SEC website at www.sec.gov.

About Advanced Inflight Alliance AG

Advanced Inflight Alliance AG (AIA) is the world’s leading provider of innovative content and solutions for the inflight entertainment industry. Listed on the Frankfurt Stock Exchange, AIA’s subsidiaries are market-leading companies pioneering in the “passenger experience” sector which provide content solutions such as international and local audio, video, applications, games and services to the majority of the world’s airlines.  AIA was incorporated in Germany in 1998 and completed its initial public offering in 1999.

About Row 44

Row 44 is a satellite-based broadband services provider to the global commercial airline industry. Its network enables airlines to connect to orbiting Ku-band satellites and to communicate with existing satellite ground earth stations. Row 44’s in-cabin communication link currently provides airline passengers with Internet access, live television, shopping and flight and destination information. Row 44 was formed in 2004, its WiFi connectivity system was first deployed by a domestic commercial airline in 2009 and its broadband services were fully operations in 2010. Currently installed on more than 400 aircraft, Row 44 has the largest fleet of connected entertainment enabled planes that operate over land and sea worldwide.

About Global Eagle

Global Eagle Acquisition Corp. is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving Global Eagle Acquisition Corp. and one or more businesses. Global Eagle Acquisition Corp. is a Delaware corporation formed in 2011. It raised approximately $190 million in its IPO in May 2011 and its securities are traded on NASDAQ under the ticker symbols EAGL, EAGLW and EAGLU.

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* Adjusted EBITDA represents a non-GAAP measure of financial results and reflects revenues less operating expenses, excluding depreciation and amortization.

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ADDITIONAL INFORMATION ABOUT THE BUSINESS COMBINATION AND WHERE TO FIND IT

Global Eagle intends to file with the Securities and Exchange Commission (SEC) a preliminary proxy statement of Global Eagle in connection with the proposed business combination and will mail a definitive proxy statement and other relevant documents to its stockholders. Global Eagle stockholders and other interested persons are advised to read, when available, the preliminary proxy statement, and amendments thereto, and definitive proxy statement in connection with Global Eagle’s solicitation of proxies for the special meeting to be held to approve the business combination because the proxy statement will contain important information about AIA, Row 44, Global Eagle and the proposed business combination. The definitive proxy statement will be mailed to stockholders of Global Eagle as of a record date to be established for voting on the business combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC's Internet site at http://www.sec.gov, or by directing a request to: Global Eagle Acquisition Corp., 10900 Wilshire Blvd., Suite 1500, Los Angeles, CA 90024. Attn.: James A. Graf, Chief Financial Officer.

PARTICIPANTS IN THE SOLICITATION

Global Eagle and its directors and officers may be deemed participants in the solicitation of proxies to Global Eagle’s stockholders with respect to the transaction. A list of the names of those directors and officers and a description of their interests in Global Eagle is contained in Global Eagle’s annual report on Form 10-K for the fiscal year ended December 31, 2011, which was filed with the SEC, and will also be contained in the proxy statement for the proposed business combination when available.

FORWARD LOOKING STATEMENTS

This press release may include "forward looking statements" within the meaning of the "safe harbor" provisions of the United Stated Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "anticipate", "believe", "expect", "estimate", "plan", "outlook", and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements with respect to the timing of the proposed business combination with Row 44 and AIA, as well as the expected performance, strategies, prospects and other aspects of the businesses of Global Eagle, AIA, Row 44 and the combined company after completion of the proposed business combination, are based on current expectations that are subject to risks and uncertainties.

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A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Row 44 Merger Agreement or the AIA Stock Purchase Agreement (the "Business Combination Agreements"), (2) the outcome of any legal proceedings that may be instituted against Global Eagle, AIA, Row 44 or others following announcement of the Business Combination Agreements and transactions contemplated therein; (3) the inability to complete the transactions contemplated by the Business Combination Agreements due to the failure to obtain approval of the stockholders of the Global Eagle or other conditions to closing in the Business Combination Agreement, (4) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the transactions contemplated by the Business Combination Agreements; (5) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with suppliers and obtain adequate supply of products and retain its key employees; (7) costs related to the proposed business combination; (8) changes in applicable laws or regulations; (9) the possibility that AIA and Row 44 may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in the proxy statement to be filed by Global Eagle with the SEC, including those under “Risk Factors” therein, and other filings with the SEC by Global Eagle.

Reads are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and Global Eagle, AIA and Row 44 undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Contacts:

Investor:	James Graf , Global Eagle
jgraf@geacq.com
(310) 209-7280

Media:	Jeff Pryor, Priority PR
jeff@prioritypr.net
(310) 954-1375